Exhibit 10.1

CHINA AOXING PHARM ACEUTICAL COM PANY, INC.

2006 Stock and Stock Option Plan

Article 1. Establishment and Purpose

1.1 Establishment of the Plan. China Aoxing Pharmaceutical Company, Inc., a Delaware corporation (the “Company“ or “China Aoxing“), hereby establishes an incentive compensation plan (the “Plan“), as set forth in this document.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to attract and retain the services of Participants upon whose judgment, interest, and special efforts the successful operation of China Aoxing and its subsidiaries is dependent.

1.3  Effective Date of the Plan.  The Plan shall become effective on July 18, 2006.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)  “Award“ means, individually or collectively, a grant  under this Plan of Stock, Nonqualified Stock Options, Incentive Stock Options, or Restricted Stock.

(b)  “Award Agreement“ means an agreement which may be  entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

(c)  “Board“ or “Board of Directors“ means the China Aoxing Board of Directors.

(d)  “Cause“ shall mean willful and gross misconduct on the part of an Eligible Person that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Committee in its sole discretion.

(e) “Code“ means the Internal Revenue Code of 1986, as  amended from time to time.

(f)  “Committee“ means the committee or committees, as  specified in Article 3, appointed by the Board to administer  the Plan with respect to grants of Awards.

(g) “Consultant” means a natural person under contract with the Company to provide bona fide services to the Company which are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

(h)  “Director“ means any individual who is a member of the China Aoxing Board of Directors. (i) “Eligible Person” means an Employee, Director or Consultant.

(j)   “Employee“ means any officer or employee of the Company or of one of the Company’s Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this  Plan.

(k) “Exercise Price“ means the price at which a Share may be purchased by a Participant pursuant to an Option, as  determined by the Committee.

(l) “Insider“ shall mean an Eligible Person who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.

(m) “Option“ or “NQSO“ means the option to purchase Shares from China Aoxing, granted under this Plan, which  is not intended to be an Incentive Stock Option.

(n)  “Option“ or “Stock Option“ shall mean a Nonqualified Stock Option.

(o)  “Participant“ means a person who holds an outstanding  Award granted under the Plan. (p) “Plan“ means this 2006 Stock and Stock Option Plan.

(q) “Restricted Stock“ means an Award of Stock granted to an Eligible Person pursuant to Article herein.

(r) “Restriction Period“ means the period during which  Shares of Restricted Stock are subject to restrictions or  conditions under Article 7.

Article 3. Administration

3.1  The Committee.  The Plan and all Awards  hereunder shall be administered by one or more Committees of the Board as may be appointed by the Board for this purpose. The Board may appoint a Committee specifically responsible for Awards to Insiders (the “Disinterested Committee“) where each Director on such Disinterested Committee is a “Non-Employee Director“ (or any successor  designation for determining who may administer plans, transactions or awards exempt under Section 16(b) of the Exchange Act), as that term is used in Rule 16b-3 under the Exchange Act, as that rule may be modified from time to time. If no specific Committee is appointed by the Board, then the Board in its entirety shall be the Committee. Any Committee may be replaced by the Board at any time.

3.2  Authority of the Committee. The Committee shall have full power, except as limited by law and subject to the provisions herein, to select the recipients of Awards; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 10 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

No Award  may be made under the Plan after December 31, 2012.

Article 4. Shares Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the number of Shares available for grant under the Plan shall not exceed two million (2,000,000) Shares. The Shares granted under this Plan may be either authorized but unissued or reacquired Shares.

4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, Shares subject to such Award shall be again available for the grant of an Award under the Plan.

4.3  Adjustments  in  Authorized  Plan  Shares.  In  the  event  of  any  merger,  reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Article 5. Stock Grant

5.1 Grant of Stock. Subject to the terms and provisions of the Plan, the Board of Directors, at any time and from time to time, may grant Shares of Stock to Eligible Persons in such amounts and upon such terms and conditions as the Board of Directors shall determine.

Article 6. Stock Options

6.1  Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Persons at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee.  The Committee shall have discretion in determining the number of Shares subject to Options granted to each Eligible Person.

6.2 Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.

6.3 Exercise Price. The Exercise Price of a NQSO shall be determined by the Committee in its sole discretion.

6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. If, however, the Eligible Person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then no Option shall be exercisable later than the fifth (5th) anniversary date of its grant.

6.5  Vesting of Options.  Options shall vest at such times and under such terms and conditions as determined by the Committee; provided, however, unless a different vesting period is provided by the Committee at or before the grant of an Option,  the Options will vest on  the first anniversary of the grant.

6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

Options shall be exercised by delivery of a written notice (including e-mail and telecopies) to the Secretary of the Company (or, if so provided by the Company, to its designated agent), which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price.  When Options have been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option.   No Option may be exercised with respect to a fraction
of a Share.

6.7  Payment.  The Exercise Price shall be paid in full at the time of exercise.  No Shares shall be issued or transferred until full payment has been received therefor.  Payment may be made in cash.

6.8  Termination of Employment.  Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon termination of Employment:

(a) Termination by Death or Disability. In the event the Employment of a Participant shall terminate by reason of death or disability, all outstanding Options granted to that Participant shall immediately vest as of the date of termination of Employment and may be exercised, if at all,  no more than three (3) years from the date of the  termination of Employment, unless the Options, by their  terms, expire earlier.

(b) Termination for Cause. If the Employment of a Participant shall be terminated by the Company for Cause,  all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional  exercise period shall be allowed, regardless of the vested  status of the Options.

(c)  Retirement or Other Termination of Employment.  If the  Employment of a Participant shall terminate for any reason other than the reasons set forth in (a) or (b) above, all outstanding Options which are vested as of the effective date of termination of Employment may be exercised, if at all, no more than thirty (30) days from the date of termination of Employment, unless the Options, by their terms, expire earlier. In the event of the death of the Participant after termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

(d) Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant   which are not vested on or before the effective date of termination of Employment shall immediately be forfeited to  the Company (and shall once again become available for grant  under the Plan).

(e)  Notwithstanding the foregoing, the Committee may, in its  sole discretion, establish different terms and conditions pertaining to the effect of termination of Employment, but no such modification shall shorten the terms of Options issued prior to such modification.

6.9 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:

(a)  During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative.  After the death of the Participant,  an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator  of a decedent’s estate) or his  guardian or legal representative.

(b)        No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death; and (ii) in the case of any holder after the  Participant’s death, only by will or by the laws of descent and distribution.

Article 7. Restricted Stock

7.1  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Eligible Persons in such amounts and upon such terms and conditions as the Committee shall determine.

7.2  Restricted Stock Agreement. The Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award.  In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

7.3 Transferability. Except as otherwise provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restriction Period established by the Committee, if any.

7.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

7.5  Removal of Restrictions.  Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period and completion of all conditions to vesting, if any. However, unless otherwise provided by the Committee, the Committee, in its sole discretion, shall have the right to immediately waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any
Participant at any time.

7.6 Voting Rights, Dividends and Other Distributions. During the Restriction Period, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such Shares. Except as provided in the following sentence, in the sole discretion of the Committee, other cash dividends and other distributions paid to Participants with respect to Shares of Restricted Stock may be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

7.7  Termination of Employment Due to Death or Disability.  In the event the Employment of a Participant shall terminate by reason of death or Disability, unless otherwise provided by the Committee prior to or at the time of the Award, all Restriction Periods and all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of termination of Employment.

7.8  Termination of Employment for Other Reasons.  If the Employment of a Participant shall terminate for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of termination of Employment immediately shall be forfeited and returned to the Company.

Article 8.  Employee Matters

8.1 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any
Participant any right to continue in the employ of the Company or one of its Subsidiaries.

8.2 Participation. No Eligible Person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.3 Claims and Appeals. Any claim under the Plan by a Participant or anyone claiming through a Participant shall be presented to the Committee. Any person whose claim under the Plan has been denied may, within sixty (60) days after receipt of notice of denial, submit to the Committee a written request for review of the decision denying the claim. The Committee shall determine conclusively for all parties all questions arising in the administration of the Plan.

Article 9. Amendment, Modification, and Termination

9.1 Amendment, Modification, and Termination. The Board of Directors alone shall have the right to alter, amend or revoke the Plan or any part thereof at any time and from time to time, provided, however, that the Board of Directors may not, without the approval of the holders of a majority of the voting Shares, make any alteration or amendment to the Plan which changes the aggregate number of shares of Common Stock which may be issued under the Plan, extend the term of the Plan, or change the employees or class of employees eligible to receive Awards thereunder. The Board may at any time suspend or terminate the Plan in whole or in part.

9.2  Awards Previously Granted.  No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 10. Legal Construction

10.1  Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.2 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

10.3 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to comply with a condition of Rule 16b-3 or its successors, it shall not apply to the Insiders or transactions thereby.

10.4 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.